UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 5, 2001
(Date of earliest event reported)

SPARTAN STORES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Commission File Number: 000-31127

Michigan (State or Other Jurisdiction) of Incorporation or Organization)	38-0593940 (IRS Employer Identification No.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of Principal Executive Offices)	49518 (Zip Code)

Registrant's telephone number, including area code: (616) 878-2000

Item 7.        Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

	99.1	Spartan Stores, Inc. Presentation

Item 9.        Regulation FD Disclosure.

                    The Spartan Stores, Inc. presentation materials attached as Exhibit 99.1 to this Form 8-K are for use by Spartan Stores in presentation to analysts and other interested persons.

                    Spartan Stores intends to use these presentation materials at the Food & Drug Retailing Conference sponsored by Credit Suisse First Boston to be held in New York, New York on February 7 and 8, 2001. James B. Meyer, Chairman, President and Chief Executive Officer, and David M. Staples, Executive Vice President and Chief Financial Officer, are scheduled to speak at the conference on Wednesday, February 7, during the period from 3:45 to 4:30 p.m.

                    A live webcast of the presentation at this conference will be available on the Credit Suisse First Boston website at www.csfb.com/conferences/food_drug/welcome.html. Credit Suisse First Boston will be maintaining this website and will provide additional links detailing the specifics of the conference throughout the conference period. Please visit this website to get updated information on the conference. The webcast will be available for replay on this website for one day after the presentation. The presentation by Spartan Stores also will be available on the Spartan Stores website at www.spartanstores.com. Click on "Investor Information" and follow the links to the webcast.

                    This Report and the Exhibit are furnished, not filed.

Forward Looking Statements

This Report, the Exhibit and the presentation at the conference may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identifiable by words or phrases indicating that Spartan Stores or management "expects," "anticipates," "projects," "estimates," "plans" or "believes" that a particular occurrence "may result" or "will likely result" or that a particular event "may occur" or "will likely occur" in the future, or similarly stated expectations. Forward-looking statements are necessarily statements of belief as to the expected outcomes of future events. You should not place undue reliance on these forward-looking statements, which speak only as of the date and time the statement is made. Actual results could materially differ from these expressed or implied by forward-looking statements. In addition to other risks and uncertainties described in the Exhibit and the presentation, in Spartan Stores' Annual Report on Form 10-K for the year ended March 25, 2000 and in other periodic reports filed with the Securities and Exchange Commission, there are many important factors that could cause actual results to be materially different from Spartan Stores' stated expectations, including but not limited to: competitive pressures among food retail and distribution companies; the integration of the business operations of the retail stores and other businesses acquired by Spartan Stores; future business acquisitions, including additional retail stores; unanticipated difficulties in the operation of the retail grocery segment, which is a new line of business; difficulties in assimilation of acquired personnel, operations, systems or procedures; inability to realize synergies in the amounts or within the time frame expected by management; adverse effects on existing business relationships with independent retail grocery store customers; unexpected difficulties in the retention or hiring of employees; unanticipated labor shortages, stoppages or disputes; business divestitures; increased transportation or fuel costs; and current or future lawsuits and administrative proceedings. Spartan Stores undertakes no obligation to update or revise these forward-looking statements to reflect events or conditions after the date the statements are made.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 5, 2001	SPARTAN STORES, INC. (Registrant)

By/s/Alex J. DeYonker Alex J. DeYonker Secretary

EXHIBIT INDEX

Exhibit Number	Document

99.1	Spartan Stores, Inc. Presentation